UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

Clearwire Corporation

(Name of Registrant as Specified in Its Charter)

Crest Financial Limited

Crest Investment Company

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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This filing consists of the following documents:

•	Letter by Crest Financial Limited to the stockholders of Clearwire Corporation made available on May 20, 2013

•	Letter by Crest Financial Limited to the Board of Directors of Clearwire Corporation dated as of May 20, 2013

•	Press Release by Crest Financial Limited dated as of May 20, 2013

CREST FINANCIAL LIMITED

JPMorgan Chase Tower

600 Travis, Suite 6800

Houston, Texas 77002

May 20, 2013

Dear Fellow Clearwire Stockholders:

In our letters dated May 15 and May 17, 2013, Crest Financial Limited (“Crest”) explained a number of reasons why you should vote AGAINST the proposed merger (the “Sprint-Clearwire Merger”) of Clearwire Corporation (“Clearwire” or the “Company”) with Sprint Nextel Corporation (“Sprint”). As we said in those letters and on other occasions, Sprint’s offer grossly undervalues Clearwire and its spectrum assets.

We write today to emphasize that your focus of attention should not be on what happens at the Clearwire stockholders meeting on May 21st but rather on what will ultimately happen with the contest for Sprint in June.

We believe that Clearwire should not be locked up before the battle for control of Sprint is resolved. Clearwire is the key reason for the push by DISH and SoftBank to acquire control of Sprint. Letting Sprint gobble up Clearwire now would only transfer Clearwire’s value to Sprint. Conversely, keeping Clearwire in play while the contest for Sprint is pending drives both bidders for Sprint to focus on Clearwire. So long as Clearwire is not locked up, the winner of Sprint is not guaranteed Clearwire and the loser of Sprint is not precluded from making a play for Clearwire. And a third player, like Verizon, could enter the contest for Clearwire.

Thus, our letter last week highlighted the potential scenarios following the contest for Sprint. The key is to preserve Clearwire as a freestanding company before the Sprint contest is settled, so that the real battle for Clearwire can begin. Regardless whatever the Clearwire Board has done up to now, it needs to recognize this current dynamic and not compound error upon mistake by letting Sprint lock up Clearwire prior to the determination of who will own Sprint.

And in a separate letter today to Clearwire Board Chairman John W. Stanton, we explained that the Board of Clearwire may now have an opportunity to pursue a competitive process that protects minority stockholders and realizes the true value of Clearwire and its assets. We have also urged the Clearwire Board not to accept any revised Sprint offer, not to postpone or adjourn Tuesday’s stockholder meeting, and not to consider any future offer for Clearwire that does not include adequate protections for minority stockholders—similar to those Sprint has offered its own stockholders.

Clearwire is the crown jewel, and Sprint is only the intermediary. There is no reason to let Sprint lock up Clearwire before Sprint’s ownership is settled. The stockholders and Board of Clearwire should reject all offers from Sprint until the contest for Sprint is decided. Then the competition for Clearwire can begin in earnest between the winner or loser of Sprint, or another third party.

*    *    *

For all of the foregoing reasons as well as the reasons stated in Crest’s proxy materials, we urge you to vote “AGAINST” the Sprint-Clearwire Merger by signing and returning the GOLD proxy card.

Crest urges all stockholders NOT to sign or return any WHITE proxy card sent to you by the Company.

If you have already returned the WHITE proxy card, you can effectively revoke it by voting the GOLD proxy card. The GOLD proxy card will provide instructions on how to vote on-line. Only your latest-dated proxy card or vote will be counted.

If you have any questions or need assistance in voting the GOLD proxy card, please contact our proxy solicitor, D.F. King & Co., Inc. at 1-800-949-2583 (toll-free). To access Crest’s definitive proxy statement at no charge, please visit the following website: http://www.dfking.com/clwr.

Sincerely yours,

/s/ David K. Schumacher

David K. Schumacher

General Counsel

Crest Financial Limited

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About Crest Financial Limited

Crest is a limited partnership under the laws of the State of Texas. Its principal business is investing in securities.

Important Legal Information

In connection with the Sprint-Clearwire Merger, Crest and other persons (the “Participants”) have filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). The definitive proxy statement has been mailed to the stockholders of Clearwire. SECURITYHOLDERS OF CLEARWIRE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER PROXY MATERIALS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS, CLEARWIRE, AND THE SPRINT-CLEARWIRE MERGER. The definitive proxy statement and all other proxy materials filed with the SEC are available at no charge on the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement is also available at no charge on the website of the Participants’ proxy solicitor at http://www.dfking.com/clwr.

Forward-looking Statements

Certain statements contained herein are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans, or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” believes,” “continue,” “strategy,” “position,” or the negative of those terms or other variations of them or by comparable terminology.

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CREST FINANCIAL LIMITED

JPMorgan Chase Tower

600 Travis, Suite 6800

Houston, Texas 77002

May 20, 2013

VIA FEDERAL EXPRESS AND FACSIMILE

John W. Stanton

Chairman, Board of Directors

Clearwire Corporation

1475 120th Avenue NE

Bellevue, WA 98005

Dear Mr. Stanton:

Crest Financial Limited (“Crest”) last week wrote the stockholders of Clearwire Corporation (“Clearwire” or the “Company”) to emphasize that their focus should be on what happens with the battle between SoftBank Corporation (“Softbank”) and DISH Network Corporation (“DISH”) for control of Sprint Nextel Corporation (“Sprint”). Before control of Sprint is resolved, Clearwire should not be locked up. This is because allowing Sprint to acquire Clearwire now would only transfer Clearwire’s value to Sprint. But waiting for the SoftBank-DISH-Sprint process to conclude would permit SoftBank and DISH to compete directly for Clearwire—and allow you, as required by your fiduciary duties, to deliver Clearwire’s value to all stockholders and not just Sprint.

Given this clear dynamic, if the vote is against the Sprint-Clearwire merger, you should not accept any revised offer from Sprint until after Sprint’s ownership is resolved. And you should not postpone or adjourn Tuesday’s stockholder meeting or consider any revised offers from Sprint unless and until you negotiate minority protections that are missing from the current Merger Agreement. Those terms protecting minority stockholders should be at least as favorable as the terms the Sprint Board has secured for Sprint’s stockholders and is now pointing to in order to win over the SoftBank bid. (See Sprint-SoftBank Merger Investor Presentation (May 2013).)

For example, you should obtain the following for the Clearwire stockholders (which are the same as the terms Sprint has proposed for its own shareholders):

(a)	a “premium package of consideration,” including an offer price that reflects a premium to precedent transactions;

(b)	a new Clearwire governance structure that protects minority stockholders, including a Clearwire Board and Board committees with independent members and a requirement for approval of disinterested directors for actions such as a “business combination with [a third party],” or “differential consideration to [a third party] in a business combination;” and

(c)	terms to ensure a fair deal process, including access to non-coercive financing pending the consummation of any merger, the ability to pursue superior offers and to accept such offers and pre-closing financing commitments.

Any attempt by Sprint to postpone or adjourn the vote or revise the deal will afford you the opportunity to stop and start over, and use this time to pursue a competitive process that can protect minority stockholders and unlock the true value of Clearwire. There is no reason to let Sprint lock up Clearwire before Sprint’s ownership is settled. You should reject all offers from Sprint until the contest for Sprint is done and insist on adequate protection for Clearwire’s minority stockholders when you negotiate any revised agreement with Sprint, or any agreement with another party.

Only by acting in this way can you ensure a competitive process for Clearwire and fulfill your fiduciary duties to minority stockholders.

Sincerely yours,

/s/ David K. Schumacher

David K. Schumacher

General Counsel

Crest Financial Limited

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About Crest Financial Limited

Crest Financial Limited (“Crest”) is a limited partnership under the laws of the State of Texas. Its principal business is investing in securities.

Important Legal Information

In connection with the proposed merger of Clearwire Corporation (“Clearwire”) with Sprint Nextel Corporation (the “Proposed Sprint Merger”), Crest and other persons (the “Participants”) have filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). The definitive proxy statement has been mailed to the stockholders of Clearwire. SECURITYHOLDERS OF CLEARWIRE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, WHICH IS AVAILABLE NOW, AND THE PARTICIPANTS’ OTHER PROXY MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS, CLEARWIRE AND THE PROPOSED SPRINT MERGER. The definitive proxy statement and all other proxy materials filed with the SEC are available at no charge on the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement is also available at no charge on the website of the Participants’ proxy solicitor at http://www.dfking.com/clwr.

Forward-looking Statements

Certain statements contained herein are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” “believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

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FOR IMMEDIATE RELEASE:

CONTACT: Jeffrey Birnbaum, (202) 661-6367, JBirnbaum@BGRPR.com

Crest Financial Urges Clearwire Stockholders to Focus on Battle for Control of Sprint

HOUSTON, May 20, 2013 — Crest Financial Limited, the largest of the independent minority stockholders of Clearwire Corporation (NASDAQ: CLWR), sent separate letters today to Clearwire stockholders and John W. Stanton, Chairman of the Clearwire Board, emphasizing that the contest for control of Sprint should be resolved before any definitive action on Clearwire. The focus of the stockholders’ attention should not be on what happens at the Clearwire special meeting on May 21 but rather on what will ultimately happen with the contest for Sprint in June.

In its letter to Clearwire stockholders, Crest stated that “Clearwire should not be locked up before the battle for control of Sprint is resolved. Clearwire is the key reason for the push by DISH and SoftBank to acquire control of Sprint. Letting Sprint gobble up Clearwire now would only transfer Clearwire’s value to Sprint. Conversely, keeping Clearwire in play while the contest for Sprint is pending drives both bidders for Sprint to focus on Clearwire. So long as Clearwire is not locked up, the winner of Sprint is not guaranteed Clearwire and the loser of Sprint is not precluded from making a play for Clearwire. In addition, a third player, like Verizon, could enter the contest for Clearwire.”

Crest continued: “The key is to preserve Clearwire as a freestanding company before the Sprint contest is settled, and then the real battle for Clearwire begins. Regardless whatever the Clearwire Board has done up to now, it needs to recognize this current dynamic and not compound error upon mistake by letting Sprint lock up Clearwire, at any price, prior to the determination of who will own Sprint.”

According to David Schumacher, General Counsel of Crest, “Clearwire is the crown jewel, and Sprint is only the intermediary. There is no reason to let Sprint lock up Clearwire before Sprint’s ownership is settled. The stockholders and Board of Clearwire should reject all offers from Sprint until the contest for Sprint is decided. Then the competition for Clearwire can begin in earnest between the winner or loser of Sprint, or another third party.”

In his separate letter to Clearwire Chairman Stanton, Mr. Schumacher urged the Clearwire Board not to accept any revised Sprint offer, not to postpone or adjourn Tuesday’s stockholder meeting, and not to consider any future offer for Clearwire that does not include adequate protections for minority stockholders. Mr. Schumacher stated: “Any attempt by Sprint to postpone or adjourn the vote or revise the deal will afford the Clearwire Board the opportunity to stop and start over, and use this time to pursue a competitive process that can protect minority stockholders and unlock the true value of Clearwire.”

D.F. King & Co, Inc. has been retained by Crest to assist it in the solicitation of proxies in opposition to the merger. If stockholder have any questions or need assistance in voting the GOLD proxy card, please call D.F. King & Co. at (800) 949-2583. The full letter can be found at http://www.dfking.com/clwr or http://www.bancroftpllc.com/crest.

About Crest Financial Limited

Crest Financial Limited (“Crest”) is a limited partnership under the laws of the State of Texas. Its principal business is investing in securities.

Important Legal Information

In connection with the proposed merger of Clearwire Corporation (“Clearwire”) with Sprint Nextel Corporation (the “Proposed Sprint Merger”), Crest and other persons (the “Participants”) have filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). The definitive proxy statement has been mailed to the stockholders of Clearwire. SECURITYHOLDERS OF CLEARWIRE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, WHICH IS AVAILABLE NOW, AND THE PARTICIPANTS’ OTHER PROXY MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS, CLEARWIRE AND THE PROPOSED SPRINT MERGER. The definitive proxy statement and all other proxy materials filed with the SEC are available at no charge on the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement is also available at no charge on the website of the Participants’ proxy solicitor at http://www.dfking.com/clwr.

Forward-looking Statements

Certain statements contained herein are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” “believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.